 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HUNTSMAN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V87138-P45780 PROXY SERVICES C/O COMPUTERSHARE INVESTOR SERVICES P.O. BOX 505000 LOUISVILLE, KY 40233-5000 HUNTSMAN CORPORATION 2026 Annual Meeting Vote by April 28, 2026 11:59 PM ET You invested in HUNTSMAN CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 29, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2025 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 29, 2026 8:00 AM, CDT Virtually at: www.virtualshareholdermeeting.com/HUN2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V87139-P45780 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of the following nine nominees as directors Nominees: 1a. Peter R. Huntsman For 1b. Cynthia L. Egan For 1c. Sonia Dulá For 1d. Curtis E. Espeland For 1e. Daniele Ferrari For 1f. Jeanne McGovern For 1g. José Muñoz For 1h. David B. Sewell For 1i. Jan E. Tighe For 2. Advisory vote to approve named executive officer compensation. For 3. Ratification of the appointment of Deloitte & Touche LLP as Huntsman Corporation’s independent registered public accounting firm for the year ending December 31, 2026. For 4. Stockholder proposal requesting an independent board chair policy. Against NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.